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                       SECURITIES AND EXCHANGE COMMISSION

                            WASHINGTON, D.C.  20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported):  NOVEMBER 7, 1996

                         -------------------------------

                             JDN REALTY CORPORATION
             (Exact Name of Registrant as Specified in Its Charter)


  MARYLAND                         1-12844                   58-1468053
(State or Other               (Commission File             (I.R.S. Employer
Jurisdiction of                     Number)                  Identification
Incorporation)                                                Number)


 3340 PEACHTREE ROAD, N.E.
 SUITE 1530
 ATLANTA, GEORGIA                                              30326
 (Address of Principal Executive Offices)                   (Zip Code)


                                 (404) 262-3252
              (Registrant's Telephone Number, including Area Code)

                                 NOT APPLICABLE
                                 (Former Name)


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                       Exhibit Index located on Page 4
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ITEM 5.  OTHER EVENTS.

                 Because of numerous amendments and in order to make the Charter of JDN Realty Corporation (the "Company") more easily referenced, on June 11, 1996 the Board of Directors of the Company resolved to adopt Articles of Restatement of the Company's Charter. These Articles of Restatement were filed with the State Department of Assessments and Taxation of Maryland on November 7, 1996. The Company's Bylaws are being filed herewith to make them accessible in accordance with the rules of the Securities and Exchange Commission (the "Commission") pertaining to the electronic submission of documents filed with the Commission.




ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

                 (C)      EXHIBITS.



  Exhibit No.                              Description
  -----------                              -----------

         99.1             Articles of Restatement of JDN Realty
                          Corporation

         99.2             Bylaws of JDN Realty Corporation





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                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JDN REALTY CORPORATION



                                   By:      /s/ William J. Kerley
                                            ---------------------------------
                                            William J. Kerley
                                            Chief Financial Officer

Date:  November 7, 1996





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

                               INDEX TO EXHIBITS


  Exhibit No.                              Description
  -----------                              -----------

         99.1             Articles of Restatement of JDN Realty
                          Corporation

         99.2             Bylaws of JDN Realty Corporation




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